Exhibit 32.1
CERTIFICATION
In connection with the Annual Report of Achaogen, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), Kenneth J. Hillan, M.B., Ch.B., President and Chief Executive Officer of the Company, and Zeryn Sarpangal, Vice President of Human Resources and Corporate Affairs of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 15, 2016
/s/ Kenneth J. Hillan
Kenneth J. Hillan, M.B., Ch.B.
President and Chief Executive Officer
(principal executive officer)
/s/ Zeryn Sarpangal
Zeryn Sarpangal
Vice President of Human Resources and Corporate Affairs
(principal financial and accounting officer)